Exhibit 99.1
2011 Citi Power and Gas Conference Peter Oleksiak, VP, Controller & Investor Relations Mark Rolling, Director of Investor Relations June 1, 2011

Safe Harbor Statement The information contained herein is as of the date of this presentation. Many factors may impact forward-looking statements including, but not limited to, the following: economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, increased thefts of electricity and gas and high levels of uncollectible accounts receivable; changes in the economic and financial viability of suppliers and trading counterparties, and the continued ability of such parties to perform their obligations to the Company; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; the potential for increased costs or delays in completion of significant construction projects; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; health, safety, financial, environmental and regulatory risks associated with ownership and operation of nuclear facilities ; impact of electric and gas utility restructuring in Michigan, including legislative amendments and Customer Choice programs; employee relations and the impact of collective bargaining agreements; unplanned outages; changes in the cost and availability of coal and other raw materials, purchased power and natural gas; volatility in the short-term natural gas storage markets impacting third-party storage revenues; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; the uncertainties of successful exploration of unconventional gas resources and challenges in estimating gas and oil reserves with certainty; impact of regulation by the FERC, MPSC, NRC and other applicable governmental proceedings and regulations, including any associated impact on rate structures; changes in and application of federal, state and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings and audits; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals or new legislation; the cost of protecting assets against, or damage due to, terrorism or cyber attacks; the availability, cost, coverage and terms of insurance and stability of insurance providers; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy and other business issues; and binding arbitration, litigation and related appeals. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause our results to differ materially from those contained in any forward- looking statement. Any forward-looking statements refer only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This presentation should also be read in conjunction with the "Forward-Looking Statements" section in each of DTE Energy's and Detroit Edison's 2010 Forms 10-K and 2011 Form 10-Q (which sections are incorporated herein by reference), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison. Cautionary Note - The Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain terms in this presentation such as "probable reserves" that the SEC's guidelines strictly prohibit us from including in filings with the SEC. You are urged to consider closely the disclosure in DTE Energy's 2010 Form 10-K and 2011 Form 10-Q, File No. 1-11607, available from our offices or from our website at www.dteenergy.com. You can also obtain these Forms from the SEC by calling 1-800-SEC-0330. 2

Overview Utility Growth Non - Utility Growth 2011 Guidance 3

DTE Energy

DTE Energy is an Integrated Energy Company

Strong, Stable and Growing Utilities

~80% of DTE Energy's 2010 Earnings



Detroit Edison

- Electric generation and distribution
- 2.1 million customers
- Fully regulated by Michigan Public Service Commission (MPSC)



MichCon

- Natural gas distribution
- 1.2 million customers
- Fully regulated by MPSC

Complementary Non-Utility Businesses

~20% of DTE Energy's 2010 Earnings



Gas Storage & Pipelines



Power & Industrial Projects



Unconventional Gas Production



Energy Trading

4

"Bridge" (CHART) 5 $2.82 $3.30 Growth and Value Creation * Reconciliation to GAAP reported earnings included in the appendix $2.89 DTE Energy Operating Earnings Per Share* $3.60 $3.55 CAGR = ~9% Targeting 5% - 6% Annual Growth Moved utilities to allowed ROE

Constructive Regulatory Environment 6 Oct. 2010 Apr. 2011 Apr. 2011 Jun. 2011 Aug. 2011 Oct. 2011 Rate Filing $253 million* Staff Recommendation $157 million Self Implemented Rate Increase $107 million base rate increase Continuation of electric Customer Choice tracker Briefs / Reply Briefs Proposal for Decision Final Order (1 year from filing) Detroit Edison Rate Case Schedule *Revenue requirement of $443 less proposed reductions to: delay recognition of Choice Incentive Mechanism base reset ($123); defer increased pension/OPEB expense ($47); reduce Nuclear Decommissioning surcharge ($20).

(CHART) Dividend Increase is Well Supported 7 Recently increased dividend rate 5% to $2.35 per share Dividend yield in-line with peers Payout ratio in-line with 60%- 70% target Future increases supported by targeted 5% - 6% EPS growth Dividend Yield (as of May 2011) 4.5%

Overview Utility Growth Non - Utility Growth 2011 Guidance 8

9 Detroit Edison Investment Profile, 2011 - 2013 Base Infrastructure $2.1 - $2.3 billion Investments in scrubbers, SCRs to meet Clean Air Act requirements Investments to ensure reliability of generation fleet and distribution systems Renewable Energy & Energy Efficiency $500 - $600 million New generation to meet Michigan RPS Up to 50% owned by Detroit Edison Environmental Compliance $800 - $900 million

10 Monroe Power Plant Current environmental capital focused on Monroe Power Plant (3,100 MW, 45% of coal-fired production) Near/Mid-Term Plans: Complete scrubbers and SCR at Monroe Power Plant Conventional and/or emerging technologies at newer/larger units Likely retire older/smaller coal units Mid/Longer-Term Investments: Additional wind generation Potential for combined cycle gas turbine generation Emissions Reductions $800 - $900 million 2011-2013 Investment

Renewable Energy 11 (CHART) ~$40 Projected Earnings (millions, after-tax) $10 - $15 $30 - $35 10% of retail sales required by 2015 New capacity requirement of 300 MWs by 2013, 600 MWs by 2015; up to 50% owned by utility Renewable spend pre-approved by MPSC; not subject to regulatory lag Legislated returns based on authorized ROE at time of investment Investments funded through existing surcharge $500 - $600 million 2011-2013 Investment

Detroit Edison Wind Development 12 212MW wind farm with partner Own 64 turbines (~102MW) Purchase output of 69 turbines (~110MW) Construction began December 2010 Investment will be substantially completed in 2011 Earnings contribution begins in 2011 Gratiot County Wind Park $250 million 2011 Investment* * Includes acquisition costs ($238 million) and internal development costs Thumb Wind Projects $225 million 2011-2013 Investment In advanced stage of development on three projects Combined 110 MW 2012/2013 commercial operation dates Plan to contract for turbines by end of 2011, ahead of predicted turbine supply market tightening

Strengthen and expand distribution system Main renewal Investment in new markets Transmission pipeline integrity Customer focused investments Meter relocation program Appliance repair NGV stations Propane conversions 13 MichCon Investment Profile, 2011 - 2013 Distribution, Transmission & Additional Growth $500 - $600 million

Overview Utility Growth Non - Utility Growth 2011 Guidance 14

Gas Storage & Pipeline: Earnings Potential of $75 Million by 2015 15 (CHART) $23 $34 $38 $49 $51 (millions) Solid Operating Earnings* Growth ~$75 $53 * Reconciliation to GAAP reported earnings included in the appendix Growth Driven by Bluestone Lateral and Millennium Mainline Expansions Millennium Vector Gas Storage

16 Gas Storage & Pipeline Growth: Bluestone Pipeline & Gathering Project Bluestone Project Bluestone Signed Letter of Intent with Southwestern Energy Gathering pipeline lateral In-field gathering system Estimated capital investment of $150 - $200 million Assets begin going in-service Q2 2012 Several other active producers nearby

Strong Well Performance in Area of Bluestone Project 17 Erie Warren McKean Potter Tioga Bradford Susquehanna Wayne Crawford Venango Mercer Law- rence Beaver Washington Greene Butler Allegheny Fayette Westmoreland Indiana Clarion Forest Elk Jefferson Armstrong Clearfield Cambria Somerset Cameron Lycoming Clinton Sullivan Wyoming Lacka- wanna Pike Monroe Luzerne Carbon North- hampton Bucks Schuylkill Lehigh Berks Montgomery Philadelphia Delaware Chester Lancaster Lebanon Dauphin York Adams Franklin Fulton Bedford Cumberland Perry Columbia North- Cumberland Union Snyder Centre Mifflin Huntingdon Blair Juniata Mon- tour Tier 1: >5.7 Tier 2: 3.7 - 4.7 Tier 3: 3.0 - 3.3 Tier 4: 2.0 - 2.5 Average 30 day IP rate (MMcf/d) Source: Pennsylvania Department of Environmental Protection (DEP) reporting through June 30, 2010 Well Performance by County Bluestone Location Well performance in Susquehanna County among strongest in Marcellus Over 80% of the wells exceed Tier 1 production Recoverable reserves of 6 - 10 Bcf per well

18 Gas Storage & Pipeline Growth: Additional Opportunities around Millennium Bluestone and other projects will bring additional supply to Millennium Received interest for first 2 expansions 2 new compressor stations Expands capacity by ~50% to 0.8 Bcf/d First expansion on-line late 2012; second expansion on-line 2013 Can be economically expanded to 1.5 Bcf/d Millennium Mainline Expansions Millennium to Iroquois (M-I) Connector Provide new source of supply for Iroquois 55 miles pipe Capacity 0.5 - 1.0 Bcf/d Target in-service 2016+

Gas Storage Provides Stable Earnings Supported by Long-Term Contracts 19 (CHART) 90 Bcf Storage Expiration Profile Fully contracted - 6 year average term 95% of revenues based on fixed-price, multi-year term contracts No exposure to gas price Diversifies earnings outside of Michigan Not linked to Michigan economy Customer mix - LDCs, interstate pipelines, and producer/marketers Tiered expiration dates with manageable renewal volumes

(CHART) *Reconciliation to GAAP reported earnings included in the appendix **Contribution earnings, excludes corporate allocations, interest and overheads of ($60)-($70) in aggregate in 2015 Power & Industrial Projects: Earnings Potential of Over $100 Million by 2015 Illustrative 2010A 2009A 2011E Operating Earnings Contribution by Project Type $85 2012E 2013E 2014E 20 Steel Industry Fuels 2015E $30 - $40 Over $100 Operating Earnings* (millions) BN Contract Higher Coke Pricing BN Contract Reduced Emissions Fuel $40 - $50** Renewable Energy $50 - $60** Industrial Energy Services $75 - $85**

Power & Industrial Projects Growth: Reduced Emissions Fuel 21 Sorbent Storage Tank Product Conveyor Feedstock Conveyor Motor Control Center Refined Coal Facility Five facilities placed in service in late 2009 Likely to construct 1-2 additional facilities this year One facility currently in operation at power-plant site Agreement reached to place a facility at a large power-plant site Likely in operation this Fall In advanced discussions with large utility about additional sites In substantive discussions with several other utilities

22 Factors that Drive Earnings, NPV Level Number of units ultimately sited Five constructed; considering building more Size of host power plants (higher tonnage = higher earnings/value) Can range from 1-10 million tons/year Pace/scale of adoption by host sites Quicker deal closure = greater value Operational issues at host sites (CHART) (CHART) Low Case High Case Project Returns (millions) Potential Earnings Contribution* (millions) * Excludes corporate allocations and overheads Low Case High Case ~$75 Base Case Base case Illustrative Reduced Emissions Fuel: Potential for Significant Value and Strong Earnings for 10 Years

Unconventional Gas: Barnett Shale Assets Focused on a new "Marble Falls" oil play, directly above Barnett formation Continuing to develop and prove up acreage DTE has 60,000 net acres in the area Wells producing hydrocarbons throughout Jack County confirming play Vertical wells producing 1st month average of 100 bbls oil per day plus liquids rich gas Third party horizontal wells reporting 300 bbl oil per day Divestitures to be timed with oil play maturation Potential small monetization in 2011 Targeting full monetization in 2012/2013 23 Barnett (Core Area) Gas Wells Barnett Gas & Oil Combo Wells DTE Acreage (Gas & Oil Combo) Marble Falls Area of Activity

Overview Utility Growth Non - Utility Growth 2011 Guidance 24

2011 Guidance Operating Earnings* (millions) 2011 Drivers * Reconciliation to GAAP reported earnings included in the appendix 2011 Guidance 2010 Actual 25 Productive outcome in Q4 2010 rate case filing; ongoing cost reductions; earn authorized ROE (11%) Earn authorized ROE (11%); lower midstream revenues; cost reductions offset inflation; normal weather Improvement over 2010; not expected to fully return to historical levels in 2011 Higher oil production in 2011; non-strategic lease impairments in 2010 Lower interest expense in 2011 Growth from new projects partially offsetting non- repeating 2010 earnings, including Steel Industry Fuels Stable earnings supported by long-term contracts

26 2011 Capital Expenditures & Cash Flow Guidance Capital Expenditures (millions) Cash Flow Summary* (billions) * Includes securitization

(CHART) 27 *Debt excludes securitization, a portion of MichCon's short-term debt, and considers 50% of the trust preferreds as equity Targeted Financial Metrics A strong balance sheet continues to be a key priority Leverage and cash flow metrics within targeted ranges, without additional equity in 2011 ~$2 billion of available liquidity at end of 1Q 2011 Leverage* Funds from Operations / Debt* (CHART) 51% 51% Target 50% - 52% 28% 23% Target 22% - 24% 53% 22%

Contact Us DTE Energy Investor Relations www.dteenergy.com/investors 313-235-8030 28

Appendix

Gas Storage & Pipeline: Overview Storage Assets Pipeline Interests 30 Fully contracted (6 year avg. term) 90 Bcf of storage capacity in Michigan 26,200 H.P. of reciprocal compression Nearly 100% contracted (> 10 year avg. term) 222 miles of pipe; 15,000 H.P. of compression Fully contracted (6 year avg. term) 348 miles of pipe; 120,000 H.P. of compression at five stations Vector Pipeline - 40% Millennium Pipeline - 26.25% DTE Gas Storage Michigan Gathering Assets Comprised of MichCon Lateral and MichCon Gathering Companies Two systems: One designed to handle liquid rich gas and the other for dry production gas

Unconventional Gas Valuation Reserves Value** Low Value High Value (Bcfe) ($ per mcfe) ($ millions) ($ millions) Proved 201* $1.50 - $2.00 $300 $400 Probable 354 $0.25 - $1.00 $100 $350 Total 555 $400 $750 31 * * Value based on comparative shale transactions adjusted for gas/natural gas liquid/oil mix * SEC proved reserves as of year end 2010

(CHART) (CHART) (CHART) Net Production (Bcfe) Gross Producing Wells 200 Reserves (Bcfe) Acreage Position (000's Acres) Net Undeveloped Acres Net Developed Acres Barnett Shale Operating Metrics 16 1Q 2011 59 75 16 54 YE2010 70 1Q 2011 YE2010 194 5.8 YE2010 4.8 (CHART) YE2010 YE2009 Probable (Unaudited) Proven 354 201 555 255 234 489 Continue to prudently manage and develop Barnett assets Invest $25 million Drill ~20 wells Produce 5.8 Bcfe net, increase oil production Develop oil reserves 6 new wells on-line, 8 in progress Production of 1.1 Bcfe 73% increase in oil sales year-over- year Capital expenditures $8 million Acquired 5k acres, net 2011 1Q Results 2011 Goals YE2011 Est. 32

Detroit Edison Generation Portfolio 33

DTE Energy Trading Reconciliation of Operating Earnings* to Economic Net Income

DTE Energy

($ millions)


$2
$22
$24
1Q 2011 Operating Earnings*
Accounting Adjustments**
1Q 2011 Economic Net Income


$38
$5
$43
1Q 2010 Operating Earnings*
Accounting Adjustments**
1Q 2010 Economic Net Income

- Economic net income equals economic gross margin*** minus O&M expenses and taxes.
- DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors.
- Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget.

Energy Trading Operating Earnings*

($ millions, after-tax)

	1Q 2011	1Q 2010
Realized	$16	$25
Unrealized	-	28
O&M / Other	(14)	(15)
	$2	$38

* Reconciliation to GAAP reported earnings included in the appendix

** Consists of the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not MTM, instead are recognized for accounting purposes on an accrual basis.

*** Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs

34

44 MW coal-to-waste-wood On-line Q4 2011 15 year contract 50% Ownership (post conversion) 35 Power & Industrial Growth Opportunities: Waste-Wood Renewable Overview 25 MW waste-wood 10 year contract 60 MW coal/wood co-firing 15 year contract 50% ownership 40 MW coal-to-waste-wood On-line Q4 2010 10 year contract 45 MW coal-to-waste-wood On-line Q1 2013 25 year contract Woodland Mobile Energy Services Stoneman (In Start-Up) Stockton (In Conversion) 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Stockton, California Woodland, California Mobile, Alabama Cassville, Wisconsin New Project Development Multiple projects in early stage development Mt. Poso (In Conversion) Bakersfield, California

Orjiakor Isiogu Chairman Appointed: 9/9/07 Term Ends: 7/2/13 (Democrat) Monica Martinez Commissioner Appointed: 7/3/05 Term Ends: 7/2/11 (Democrat) Greg White Commissioner Appointed: 12/4/09 Term Ends: 7/2/15 (Independent) Source: MPSC website - www.michigan.gov/mpsc - Jan. 2010 The Michigan Public Service Commission is composed of three members appointed by the Governor with the advice and consent of the Senate. Commissioners are appointed to serve staggered six-year terms. No more than two Commissioners may represent the same political party. One commissioner is designated as chairman by the Governor. 36 Michigan Public Service Commission (MPSC)

37 Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Reconciliation of 2010 Reported to Operating Earnings * Deferral of previously expensed cost to achieve as allowed for in June 3, 2010 MPSC order (case - U-15985)

Reconciliation of 2009 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 38

Reconciliation of 2008 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 39

Reconciliation of 2007 Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 40

Reconciliation of Other Reported to Operating Earnings Use of Operating Earnings Information - DTE Energy management believes that operating earnings provide a more meaningful representation of the company's earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company's future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 41 Gas Storage & Pipelines There were no adjustments to reported earnings for Gas Storage & Pipelines in 2006.